SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  May 17, 1996


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Delaware                     33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
 (Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

Item 5.Other Events

Series 1996-2. On May 17, 1996, $500,000,000 aggregate principal amount of 6.50% Class A Master Trust Certificates, Series 1996-2, $22,500,000 aggregate principal amount of 6.65% Class B Master Trust Certificates, Series 1996-2 and $39,330,000 aggregate principal amount of Class C Master Trust Certificates, Series 1996-2, of the Sears Credit Account Master Trust II were issued pursuant to the Pooling and Servicing Agreement dated as of July 31, 1994, as amended, among Sears Receivables Financing Group, Inc. as Seller ("SRFG"), Sears, Roebuck and Co. as Servicer ("Sears") and The First National Bank of Chicago as Trustee (the "Trustee") and the Series Supplement dated as of May 17, 1996, among SRFG as Seller, Sears as Servicer and the Trustee.

Item 7. Exhibits

Exhibit No.

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Goldman, Sachs & Co. as Representative of the several Underwriters, dated May 9, 1996.

Exhibit 1.2             Underwriting Agreement among Sears, SRFG and J.P.
                        Morgan & Co. as Representative of the several Underwriters, dated May 9, 1996.

Exhibit 1.3 Pricing Agreement among Sears, SRFG and Goldman, Sachs & Co. on behalf of the Underwriters, dated May 9, 1996.

Exhibit 1.4             Pricing Agreement among Sears, SRFG and J.P.
                        Morgan & Co. dated May 9, 1996.

Exhibit 4.1 Series 1996-2 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated May 17, 1996, including the forms of Investor
                        Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of May 17, 1996.

Exhibit 5.1             Opinion of Robert J. Pence, Assistant General
                        Counsel of Sears, as counsel to SRFG and Sears.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              Sears Credit Account Master Trust II
                                          (Registrant)

                              By:   Sears Receivables Financing Group, Inc.
                                       (Originator of the Trust)

                              By:     /S/Larry R. Raymond

                                        Larry R. Raymond
                                        Vice President, Finance


Date:   May 17, 1996

                              EXHIBIT INDEX


Exhibit No.

Exhibit 1.1 Underwriting Agreement among Sears, SRFG and Goldman, Sachs & Co. as Representative of the several Underwriters, dated May 9, 1996.

Exhibit 1.2             Underwriting Agreement among Sears, SRFG and J.P.
                        Morgan & Co. as Representative of the several Underwriters, dated May 9, 1996.

Exhibit 1.3 Pricing Agreement among Sears, SRFG and Goldman, Sachs & Co. on behalf of the Underwriters, dated May 9, 1996.

Exhibit 1.4             Pricing Agreement among Sears, SRFG and J.P.
                        Morgan & Co. on behalf of the Underwriters, dated May 9, 1996.

Exhibit 4.1 Series 1996-2 Supplement among Sears as Servicer, SRFG as Seller and the Trustee, dated May 17, 1996, including the forms of Investor
                        Certificates.

Exhibit 4.2 Letter of Representations among SRFG, the Trustee and The Depository Trust Company, dated as of May 17, 1996.

Exhibit 5.1             Opinion of Robert J. Pence, Assistant General
                        Counsel of Sears, as counsel to SRFG and Sears.